Omnibus Incentive Compensation Plan	6 Months Ended
Jun. 30, 2025
Share-Based Payment Arrangement [Abstract]
Omnibus Incentive Compensation Plan

12. Omnibus Incentive Compensation Plan

In January 2024, the board of directors adopted an amended and restated Plan and reserved for issuance a maximum number of 3,300,000 restricted common shares. On January 25, 2024, 1,100,000 common shares of the 3,300,000 restricted common shares were issued and recognized under treasury shares.

On January 1, 2025, the Company awarded 1,050,000 unvested shares to Employees and Non-Employees with a grant-date fair value of $18.27 per share. Awards granted to certain Employees and Non-Employees will vest in three equal installments.

The unvested shares accrue distributions when declared, which distributions are retained by the custodian of the Plan and remain payable until the vesting date at which time they are paid to the grantee. As of June 30, 2025, the unvested shares accrued $315 of distributions.

There were no forfeitures of awards during the period ended June 30, 2025. The Company estimated the forfeitures of unvested shares to be immaterial.

For the six-month periods ended June 30, 2025 and 2024 the equity compensation expense included in “General and administrative expenses” in the unaudited condensed consolidated statements of comprehensive income was $3,171 and $3,517, respectively. As of June 30, 2025, the total unrecognized compensation cost related to non-vested awards is $16,013 and is expected to be recognized over a period of 2.5 years. The Company uses the straight-line method to recognize the cost of the awards.

The following table contains details of Company’s plan:

	Equity compensation plan
Unvested Shares	Shares	Value
Unvested on January 1, 2025	—	$—
Granted	1,050,000	19,184
Vested	—	—
Unvested on June 30, 2025	1,050,000	$19,184